UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: June 11, 2026
(Date of earliest event reported)

Ollie's Bargain Outlet Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37501	80-0848819
(Commission File Number)	(IRS Employer Identification No.)

6295 Allentown Boulevard
Suite 1
Harrisburg, Pennsylvania	17112
(Address of principal executive offices)	(Zip Code)

(717) 657-2300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	OLLI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 11, 2026, Ollie’s Bargain Outlet Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The matters voted upon at the Annual Meeting and the final voting results were as follows:

1. To elect ten (10) directors to the Board of Directors of the Company to hold office until the 2027 annual meeting of stockholders or until their respective successors are elected and qualified.

The stockholders of the Company approved the election of each of the ten (10) director nominees proposed by the Company. The voting results are set forth below:

Name of Director	Votes For	Votes Against	Abstain	Broker Non-Votes
Alissa Ahlman	54,728,157	1,236,247	114,901	1,304,574
Mary Baglivo	54,714,792	1,249,719	114,794	1,304,574
Robert Fisch	54,535,356	1,490,922	53,027	1,304,574
Stanley Fleishman	50,825,404	5,208,274	45,627	1,304,574
Thomas Hendrickson	54,320,093	1,705,829	53,383	1,304,574
Abid Rizvi	54,745,358	1,225,883	108,064	1,304,574
John Swygert	54,590,610	1,442,654	46,041	1,304,574
Eric van der Valk	55,526,914	506,751	45,640	1,304,574
Stephen White	54,660,253	1,373,366	45,686	1,304,574
Richard Zannino	53,663,254	2,362,766	53,285	1,304,574

2. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

The stockholders of the Company approved a non-binding advisory resolution regarding the compensation of the Company's named executive officers. The voting results are set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
55,050,394	986,302	42,609	1,304,574

3. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2027.

The stockholders of the Company ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending January 30, 2027. The voting results are set forth below:

Votes For	Votes Against	Abstain
56,971,351	368,150	44,378

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLLIE’S BARGAIN OUTLET HOLDINGS, INC.

	By:	/s/ Jared Shure

		Name:	Jared Shure
		Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: June 15, 2026